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                                                                  Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-30195 and 33-21892) of Scientific
Technologies Inc. of our report dated March 3, 1998 appearing in this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP
San Jose, California
March 25, 1998